James E. Cowie
LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that
the undersigned hereby makes,
constitutes and appoints
each of Gregory M. Nichols and
Suzanne J. Roberts, each acting
individually, as the
undersigneds true and lawful
attorney in fact, with full power
and authority as hereinafter
described on behalf of and in
the name,place and stead of
the undersigned to 1.prepare,
execute, acknowledge, deliver
and file Forms 3, 4, and 5
including any amendments
thereto with respect to the
securities of Gevity HR, Inc.
a Florida corporation the Company,
with the United States Securities
and Exchange Commission, any
national securities exchanges
and the Company, as considered
necessary or advisable under Section
16a of the Securities Exchange
Act of 1934 and the rules and
regulations promulgated thereunder,
as amended from time to time the
Exchange Act 2.seek or obtain,
as the undersigneds representative
and on the undersigneds behalf,
information on transactions in the
Companys securities from any third
party, including brokers, employee
benefit plan administrators and
trustees, and the undersigned
hereby authorizes any such
person to release any such
information to the undersigned
and approves and ratifies any
such release of information
and 3.perform any and all other
acts which in the discretion of
such attorney in fact are
necessary or desirable
for and on behalf of the undersigned
in connection with the foregoing.
The undersigned acknowledges that
1.this Power of Attorney authorizes,
but does not require, each such
attorney in fact to act in their
discretion on information provided
to such attorney in fact without
independent verification of such
information 2.any documents prepared
and or executed by either such
attorney in fact on behalf of the
undersigned pursuant to this
Power of Attorney will be in such form
and will contain such information and
disclosure as such attorney in fact,
in his discretion, deems necessary or
desirable 3.neither the Company nor
either of such attorneys in fact
assumes any liability for the
undersigneds 1. responsibility to
comply with the requirement of the
Exchange Act, ii. any liability of
the undersigned for any failure
to comply with such requirements,
or iii. any obligation or liability
of the undersigned for profit
disgorgement under Section 16b
of the Exchange Act and
4.this Power of Attorney does not
relieve the undersigned from
responsibility for compliance with
the undersigneds obligations
under the Exchange Act, including
without limitation the reporting
requirements under Section 16 of
the Exchange Act. The undersigned
hereby gives and grants each of the
foregoing attorneys in fact full
power and authority to do and perform
all and every act and thing whatsoever
requisite, necessary or appropriate
to be done in and about the foregoing
matters as fully to all intents and
purposes as the undersigned
might or could do if present, hereby
ratifying all that each such attorney
in fact of, for and on behalf of the
undersigned, shall lawfully do or
cause to be done by virtue of this
Limited Power of Attorney. This Power
of Attorney shall remain in full force
and effect until evoked by the
undersigned in a signed writing
delivered to each such attorney in fact.
IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to
be executed as of this 17th day of
December 2003.
James E. Cowie
Signature
James E. Cowie
Print Name
STATE OF Illinois
COUNTY OF Cook
On this 17th day of December 2003,
James E. Cowie personally appeared
before me, and acknowledged that he
executed the foregoing instrument for
the purposes therein contained.
IN WITNESS WHEREOF, I have hereunto
set my hand and official seal.
Alexandra S. Goodrich
Notary Public
My Commission Expires	April 5, 2006



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